UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
April 22, 2009
Date of Report (Date of earliest event reported)
QUALCOMM Incorporated
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-19528	95-3685934

(Commission File Number)	(IRS Employer Identification No.)

5775 Morehouse Drive, San Diego, CA	92121

(address of principal executive offices)	(Zip Code)
858-587-1121
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     On April 22, 2009, QUALCOMM Incorporated (“Qualcomm” or the “Company”) issued a press release regarding the Company’s financial results for its second fiscal quarter ended March 29, 2009. The full text of the Company’s press release is attached hereto as Exhibit 99.1.
Item 9.01. Exhibits.

Exhibit
No.	Description

99.1	April 22, 2009 Press Release by QUALCOMM Incorporated

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALCOMM Incorporated
Date: April 22, 2009	By:	/s/ William E. Keitel
William E. Keitel,
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	April 22, 2009 Press Release by QUALCOMM Incorporated